EXPLORATION AGREEMENT


This Agreement (the "Agreement") is made and entered into as of the effective date of December 28, 2005 (the "Effective Date") by and between CENTURION GOLD HOLDINGS INC. ("CENTURION"), a USA company, ESCOPETA OIL CO., LLC, a Texas Limited Liability Company ("ESCOPETA" or the "COMPANY"), whose address is 5005 Riverway, Suite 440, Houston Texas 77056 and TAYLOR MINERALS, LLC, a Texas Limited Liability Company, ("TAYLOR") whose address is 500 Dallas St. #3450, One Allen Center, Houston, Texas 77002.

                                    RECITALS:

      A. Escopeta and Taylor are private companies engaged in Oil and Gas Exploration, and are the owners of certain Oil & Gas Leases on land located in the Kenai Peninsula Alaska, U.S.A. and known as the Kitchen prospects. The leases are as described on Exhibit "A" hereto, and cover a total of +/-129,618.82 acres of land, located within the State of Alaska (the "Escopeta Leases").

      B. Escopeta owns 75% of the Escopeta Leases (the "Escopeta Interest") and Taylor owns 25% of the Escopeta Leases (the "Taylor Interest").

      C. Centurion is a public company listed on the Nasdaq BB, USA and wishes to acquire an ownership interest in the Escopeta Leases and the right to participate in the Escopeta Leases as a strategic financial partner of Escopeta. Escopeta will be the operator of the Escopeta Leases.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and covenants herein set forth, the parties, agreeing to be legally bound, hereto agree as follows:

      1) Prior Agreements. The Agreement executed by Escopeta and Centurion dated October 17, 2005, as well as the Amendment to Agreement executed November 15, 2005, are both hereby cancelled and have no force or effect.

      2)    Transfer of Interests.

            a) Escopeta hereby agrees to transfer an undivided 100% of working interest based on a 75% Net Revenue Interest of the Escopeta Interest to Centurion, or its assignee, and Taylor hereby agrees to transfer an undivided 100% of working interest based on a 75% Net Revenue Interest of the Taylor Interest to Centurion, or its assignee upon the payment by Centurion, or its assignee, of the full amounts due on a timely basis in U.S. Dollars as set forth in Paragraphs 3(a), 3(b), 3(c) and 3(d) below.


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            b)    The transfer will be by recordable  Assignments  to Centurion, or its assignee, or another entity agreed to or created by the parties to this agreement, with a special warranty of title by, through and under Escopeta and Taylor, as applicable, but not otherwise.

            c) Centurion shall immediately initiate at its own expense the organization of an entity to be named Escopeta Oil of Alaska, LTD ("Escopeta Oil of Alaska") or such other name if this name is refused by the Registrar of Companies, under the laws of England and Wales, or such other jurisdiction as may be advised if there are tax advantages to the shareholders in another jurisdiction, such organization to include all fees, preparations and documentation qualifying such entity to present an initial public offering of shares in Escopeta Alaska ("IPO") upon the London AIM Exchange.

      3)    Purchase Price.

            a) Centurion has paid to Escopeta $125,000.00 as a non-refundable option payment to obtain the right to pursue the transaction and acquisition described in this Agreement. All future payments under this agreement related to the Purchase Price shall be paid by wire transfer in available U.S. Dollars 100% to Escopeta to ABA #113011258 Amegy Bank Credit Texas Community Bank, Houston, Texas, Account #5724279 for further credit to Escopeta Oil Co., LLC, Account #1405182 or such other account as Escopeta.

            b) Centurion has paid to Escopeta $350,000 as a non refundable payment to be used by Escopeta for expenses associated with permitting of the #1 East Kitchen well, #1 Kitchen well, and the #1 North Alexander well.

            c) Centurion has paid to Escopeta an additional $375,000.00 for expenses related to the State of Alaska rental payments ($300,000.00), and additional permitting costs ($75,000.00).

            d) Centurion has paid to Coscol Investment & Development Co. the sum of $431,000.00 as a down payment for the heavy lift vessel Tai An Kou.

            e) Centurion has paid to Escopeta on behalf of Songa Drilling Company $250,000.00 as a down payment for the Songa Tellus jack-up rig to be used in the drilling of the Escopeta Kitchen program.

            Centurion has made the payment required by Section 3(a) and 3(b) and 3(c) required under the above on a timely basis, and has also paid 3(d) and 3 (e).

            f) On or before May 30th, 2006 or within 5 days of IPO flotation on the London AIM Market, Centurion agrees to pay to Escopeta and Taylor payment for the acreage acquisition cost of $12,875,000.00.

            g) The $12,875,000.00 acreage acquisition cost is for Escopeta and Taylor's preliminary lease costs and expenses which have already been incurred and for Centurion Alaska's purchase of an undivided 100% working interest, based upon a 75% Net
                  Revenue Interest in the Escopeta Leases, geological, engineering and geophysical information related to the prospects covered by this Agreement, to the extent it is in the possession of Escopeta or its agents, and the
                  129,618.82-acre lease position in the Cook Inlet Basin, Alaska.

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

              In the event Centurion does not timely pay in full the amounts of all the payments scheduled in Paragraphs 3(f) & 3(g) herein, Centurion shall be in default, in which case, Escopeta shall have the right to declare this Agreement and any transfers or conveyances executed prior to that date to be null and void and of no further effect, to cancel any documents relating to assignments of working interests it has prepared, executed, and holds in trust, and/or to retain all funds previously paid by Centurion as liquidated damages and not as a penalty. Each of the parties hereto acknowledge and agree that it would be extremely difficult, if not impossible to establish with any degree of certainty the amount, degree, and extent of damages that would be suffered by Escopeta upon a Centurion default in making any of the payments provided herein. The parties further agree that the provision for liquidated damages set forth herein is based upon a good faith estimate by both parties of what those damages could be; and, they acknowledge and agree that such estimate is reasonable based upon the facts as they are presently known.

      4) Payment for Drilling Rig. In addition, Centurion, or its assignee, shall pay to Escopeta and Escopeta shall use an estimated $5,000,000.00 for the purpose of (a) securing a commitment from a drilling contractor to provide a jack-up rig for drilling the #1 East Kitchen well in the Cook Inlet Basin, Alaska during the year 2006 and (b) transporting the jack-up rig to the Cook Inlet Basin, Alaska, and (c) the remainder, if any, to be applied to the drilling of the #1 East Kitchen well. If the estimated costs for securing and transporting the jack-up rig to the Cook Inlet Basin are more than the estimated these costs, then these costs will be invoiced to Centurion and paid by Centurion within 30 days.

      5) Ownership of Escopeta Oil of Alaska. Out of the shares issued in Escopeta Oil of Alaska, Centurion shall allot or cause to be allotted the shares as follows: (a) approximately 25% of the issued shares to the IPO investors; (b) the remaining 75% of the issued shares shall be divided and issued 25% to Escopeta and Taylor, and 75% to Centurion.

      6) Payment for Drilling of #1 East Kitchen Well. Centurion, or its assignee, shall pay an additional $17,000,000 on or before August 1, 2006 in accordance with the provisions set forth in the Authority for Expenditure ("A.F.E.") attached hereto as Exhibit "B". These funds will be used for the drilling, testing, and suspension of the #1 East Kitchen well. Escopeta will thereafter use commercially
            reasonable  efforts  to  pursue  with  reasonable   diligence  as  a
            reasonable and prudent operator the operations and arrangements necessary to allow commencement of actual drilling on the #1 East Kitchen Well in the spring of 2006 or 2007. Once drilling commences, operations will proceed with reasonable diligence until the well is successfully completed or has been properly plugged and abandoned in accordance with all applicable rules and regulations. If the costs for drilling and testing the #1 East Kitchen well are more than the attached A.F.E., Centurion agrees to pay all costs associated with the #1 East Kitchen well.

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

            a) Within 120 days of the completion of the #1 East Kitchen well, which shall be defined to mean the contemplated drilling, the setting of casing, and the successful commercial test for oil or gas, Centurion shall pay to Escopeta and Taylor the consideration described below. If the #1 East Kitchen well is deemed to be non-producible, and termed dry and abandoned, then this obligation shall terminate. However, if a successful commercial test for oil or gas results,

                  (i)   Centurion  shall  pay  Escopeta  and  Taylor  the sum of
                        $8,000,000.00  as  additional   consideration   for  the
                        purchase of the Escopeta Leases; and,

                  (ii) Centurion shall pay Escopeta and Taylor the following lease acreage costs upon successful oil or gas completions of the following wells as defined in paragraph 6(a). In the event any of the above test wells are considered non-commercial and are plugged and abandoned as "dry" holes, no bonus will be due to Escopeta for that particular well. (In the event that a dry well is drilled on one of the following prospects, and there is a subsequent successful completion, as defined above, then the following amounts will be due.)

                                    a.) #1 North Alexander -   $2,000,000.00
                                    b.) #1 Kitchen         -   $3,000,000.00
                                    c.) #1 South Kitchen   -   $2,000,000.00

      7)    Additional Drilling.

            a)    The    anticipated    drilling    schedule   for   the   total
                  Escopeta/Centurion program will be as follows:

                         1) East Kitchen        Spring/Summer  of 2006
                         2) North Alexander     Winter of 2006-2007
                         3) Kitchen             March 2007
                         4) South Kitchen       July 2007

            b) The North Alexander Prospect will be permitted in the Spring of 2006, to a depth of +/- 10,000 feet to test the Sterling, Beluga, Tyonek and Bell Island Formations. The North Alexander Prospect will be drilled in December and January of 2006-2007. An estimated A.F.E. cost of $5,500,000.00 is attributed to the #1 North Alexander Prospect. If the costs for drilling and testing the #1 North Alexander well are more than the attached A.F.E., Centurion agrees to pay all costs associated with the #1 North Alexander well.

      8)    Sharing  of  Possible   State  of  Alaska   Benefits.   The  parties
            acknowledge that under the current laws of the State of Alaska, certain expenses incurred in connection with development of the Escopeta Leases may qualify to be refunded or reimbursed by the State of Alaska or for credits against income taxes otherwise payable to the State of Alaska. To the extent the parties are able to qualify and receive credit for such tax credits, Escopeta and Centurion hereby agree that those tax credits shall be monetized for the benefit of the joint account by sale or transfer of those credits to a qualified third party. Any and all consideration received for or attributable to funds received for reimbursement of rig mobilization and demobilization costs from other companies as well as the tax benefits will be paid to Escopeta for the benefit of the joint account and will be used for additional operations for 100% of the drilling costs or any other expense incurred for the #1 Kitchen, #1 South Kitchen, #1 Alexander wells or other subsequent operations on the Escopeta Leases.

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

      9) Backin Working Interests. Escopeta and Taylor will backin after program payout for 25% of the working interest on all of the leases as well as drilling and completion of all wells, and all platform installation, all pipelines, and all facilities and necessary equipment for the production of any well drilled which is covered by this Agreement, including all wells in the Kitchen, East Kitchen, South Kitchen and Alexander Program. Escopeta and Taylor will, however, bear their full 25% share of all lease operating expenses and workover and recompletion costs.

      10)   Informational Meetings and Schedule.

            a) Upon reasonable notice by Centurion, Escopeta will use reasonable efforts to accommodate requests by Centurion to attend meetings, conferences and/or other similar formally scheduled events to discuss the progress of the project.

            b) Upon reasonable notice by Centurion, Escopeta will use reasonable efforts to accommodate requests by Centurion for Escopeta to have completed specific tasks by specifically scheduled and mutually agreed upon deadlines provided that Centurion has funded the operations of Escopeta in accordance with the terms of this Agreement.

      11) Accuracy of Information. Centurion represents and warrants to Escopeta that Centurion or its principals are either experienced and knowledgeable in the oil and gas exploration and production business or have access to experienced and knowledgeable professionals and that they are making this investment decision based on their own due diligence and economic evaluations. Escopeta represents and warrants that the information provided to Centurion has been prepared with reasonable diligence and in accordance with recognized industry standards and practices. To the actual knowledge of Escopeta, none of the information provided is materially inaccurate or incomplete. Subject to those understandings, Centurion shall be entitled to rely on the completeness, correctness and accuracy of the information provided by Escopeta in relation to the leases and operational matters to be managed by Escopeta on a day-to-day basis.

      12) Legal Compliance. Escopeta and Centurion each agrees and acknowledges that they shall comply at all times with all applicable federal and state laws and adhere to such regulations and guidelines provided and enforced by any such regulatory bodies in all aspects of operating the business of Oil and Gas Exploration and Production and shall pay any and all taxes that fall due on any operations conducted in Alaska including Payroll taxes.

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

      13) Authorized Representatives. Centurion shall be duly represented by its President, or such other person as mutually designated in writing by both its shareholders who are authorized to commit and legally bind Centurion and to provide suggestions and recommendations to Escopeta as needed for Escopeta to provide the daily operational management of the business. Escopeta shall be duly represented by its President or other person designated in writing by the President of Escopeta, who is authorized to commit and legally bind Escopeta.

      14)   Expenses.

            a) Extraordinary Expenses of Escopeta. Centurion shall pay Escopeta a fee that will include the payment of certain reasonable costs and expenses incurred by Escopeta in carrying out certain duties and obligations pursuant to the provisions of this Agreement including and not limited to the following costs and expenses (the "Out-of-Pocket Expenses"):

                  i)    Travel   expenses,   including   but  not   limited   to
                        transportation, lodging and food expenses, when such travel is conducted on behalf of the Company.

      15)   Confidentiality; Return of Escopeta Property.

            a) "Confidential Information" of a party means and includes, but is not limited to, all information about that party, including, but not limited to, hardware, software, screens, specifications, designs, plans, drawings, data, prototypes, discoveries, research, developments, methods, processes, procedures, improvements, "know-how," trade secrets, compilations, market research, marketing techniques and plans, business plans and strategies, customer names and other information related to customers, price lists, pricing policies and financial information or other business and/or technical information and materials, in written, graphic, machine-readable form or in any other medium. Notwithstanding anything to the contrary contained in this Agreement, Confidential Information shall not include any information that: (i) is in the public domain or becomes generally known to parties outside of this Agreement on a non-confidential basis, through no wrongful act of the party to this Agreement having received such information from the disclosing party;
                  (ii) is lawfully obtained by either party of this Agreement, as the case may be, from a party outside of this Agreement without any obligation to maintain the information as proprietary or confidential; (iii) was known to either party to this Agreement, as the case may be, prior to its disclosure by the other party to this Agreement, without any obligation to keep it confidential as evidenced by tangible records kept in the ordinary course of business; (iv) is independently developed by either party to this Agreement, as the case may be, without reference to any Confidential Information disclosed by the other party to this Agreement as evidenced by tangible records kept in the ordinary course of business; (v) is the subject of a written agreement whereby Escopeta or Centurion, as the case may be, consents to the use or disclosure of such Confidential Information by the other party to this Agreement; or (vi) is required by applicable law to be disclosed by either Centurion or Escopeta.

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

            b) Each of Escopeta and Taylor severally agree that at all times they shall preserve as confidential all Confidential Information concerning Centurion, and any actual or potential financial, strategic or operational partners that has been disclosed to Escopeta and Taylor, and Escopeta and Taylor shall not, without the prior written consent of Centurion, use for Escopeta's and Taylor's own benefit or purposes, or disclose to any other party such Confidential Information, except as required by Escopeta's engagement with Centurion, or as required by applicable law. These obligations with respect to confidentiality shall continue for a period one-year after the expiration or termination of this Agreement. The terms of this paragraph do not impair the right to disclose such Confidential Information by Escopeta and Taylor in order to defend Escopeta and Taylor from any claim in any court of law once Escopeta gives Centurion notice of such intended use.

            c) Centurion agrees that at all times Centurion shall preserve as confidential all confidential information concerning Escopeta, Taylor, and the Escopeta Leases, and Centurion shall not without the prior written consent of Escopeta or Taylor, as applicable, use for Centurion's own benefit or purposes or disclose to any third party such confidential information, except: (i) as required by Centurion's engagement with Escopeta; (ii) as required by applicable law; and (iii) as may reasonably be required to be disclosed to Centurion's consultants, lenders, potential lenders or any bona fide potential purchaser of an undivided interest of Centurion's interest in the Escopeta Leases (so long as such third party executes a confidentiality agreement reasonably acceptable to Escopeta). These obligations with respect to confidentiality of the Escopeta information shall continue for a period of one
                  (1) year after expiration or termination of this Agreement. The terms of this paragraph do not impair the right to disclose such confidential information by Centurion in order to defend Centurion from any claim in any court once Centurion gives Escopeta notice of such intended use.

            d) All records, business plans, financial statements, manuals, memoranda, documents, correspondence, reports, records, charts, lists and other similar data delivered to or compiled by Escopeta or by or on behalf of Centurion or its representatives, which pertain to the business of Escopeta shall be and remain the property of Escopeta and be subject at all times to its discretion and control. In the event of the termination of this agreement, all such materials pertaining to the business of Escopeta which has been obtained by Centurion shall be delivered promptly to Escopeta upon written request by Escopeta, provided, however, that Centurion may retain copies of any such documents and materials which may be reasonably necessary to maintain business, accounting, and legal records associated with this Agreement subject to the non-disclosure provisions of Section 17(b).

      16) Notice/Cure. Anything contained in this Agreement to the contrary notwithstanding, neither party shall be considered to have failed to perform any material obligation or duty under this Agreement unless and until:

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            a)    Consideration.   In  the  case  of  a   failure   to  pay  any
                  consideration, such failure shall not have been cured within fifteen (15) business days after receipt of written notice thereof from the party demanding payment.

            b) Non-Money. In the case of any other failure to perform any obligation or duty under this Agreement, such failure shall not have been cured within thirty (30) business days after receipt of written notice from the demanding party describing in reasonable detail the failure.

      17)   Representations and Warranties.

            a)    Centurion represents and warrants to Escopeta that:

                  i) Centurion is a U.S. corporation duly organized, validly existing in the U.S. Centurion is not in breach or violation of, and the execution, delivery and performance of this Agreement by Centurion will not result in a breach or violation of, any of the provisions of Centurion articles of incorporation, as amended to the date of this Agreement (the "Charter"), by-laws, as amended to the date of this Agreement (the "By-laws") or any other contract to which Centurion is a party that is material to its business plans or prospects.

                  ii) Centurion has the full right, corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Centurion and the performance by Centurion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed, acknowledged, and delivered by Centurion and is the legal, valid and binding obligation of Centurion, enforceable against Centurion in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

      b)    Escopeta represents and warrants to Centurion that:

                  i) Escopeta is a corporation duly organized, validly existing and in good standing as a Texas corporation,
                        Escopeta is not in breach or violation of, and the execution, delivery and performance of this Agreement by Escopeta will not result in a breach or violation of, any of the provisions of Escopeta's articles of incorporation, as amended to the date of this Agreement (the "Charter") or by-laws, as amended to the date of this Agreement (the "By-laws").

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

                  ii) Escopeta has the full right, corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Escopeta and the performance by Escopeta of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed, acknowledged, and delivered by Escopeta and is the legal, valid and binding obligation of Escopeta, enforceable against Escopeta in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity. Escopeta warrants that it has no debt other than to its shareholders and there are no liens against the Escopeta Leases or restrictions on the transfer of the interests in the Escopeta Leases as contemplated in this Agreement. Escopeta further represent and warrant that the Escopeta Leases are in full force and effect, that Escopeta is not in default under the Escopeta Leases, that all payments and filings required by the Escopeta Leases or necessary under the terms of the Escopeta Leases for the Escopeta Leases to be valid and in full force and effect have been made, and that Escopeta has acted as nominee for Taylor in all matters related to the Escopeta Leases.

            c)    Taylor represents and warrants to Centurion that:

                  i) Taylor is a limited liability company duly organized, validly existing and in good standing as a Texas corporation, Taylor is not in breach or violation of, and the execution, delivery and performance of this Agreement by Taylor will not result in a breach or violation of, any of the provisions of Taylor's articles of organization, as amended to the date of this Agreement (the "Charter") or Regulations, as amended to the date of this Agreement (the "Regulations").

                  ii) Taylor has the full right, corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Taylor and the performance by Taylor of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed, acknowledged, and delivered by Taylor and is the legal, valid and binding obligation of Taylor, enforceable against Taylor in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity. Taylor warrants that it has no debt other than to its shareholders and there are no liens against the Escopeta Leases arising through it or restrictions on the transfer of the interests in the Escopeta Leases as contemplated in this Agreement.

      18)   Miscellaneous.

            a)    Amendments.  This  Agreement may be amended,  supplemented  or
                  modified   only   in   a   writing    signed   by   authorized
                  representatives of the parties hereto.

            b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or by courier service providing for next day service, or sent by registered or certified mail, postage prepaid, and return receipt requested, or electronic mail, if confirmed by a subsequent written letter to the party at the address noted below:

                  If to Centurion:
                  Centurion Gold Holdings Inc.
                  12 Main Reef Road
                  Primrose 2193
                  South Africa
                  Facsimile: 001-27-11507-6077
                  Email: dalepaul@mweb.co.za
                         -------------------

                  If to Escopeta:
                  --------------
                  Escopeta Oil Co., L.L.C.
                  5005 Riverway, Suite 440
                  Houston, Texas 77056, USA
                  Tel 713-623-2219
                  Fax 713-439-1205
                  E-mail escopeta@swbell.net
                         -------------------

                  If to Taylor Minerals, L.L.C.:
                  -----------------------------
                  One Allen Center
                  3400 Penthouse
                  500 Dallas St #3450
                  Houston, Texas 77002, USA
                  Tel 713-654-7799
                  Fax 713-654-7814

            c) Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Texas without giving effect to its conflict of laws provisions in relation to all the clauses in this Agreement save for those clauses dealing with the validity of the Escopeta Leases and the drilling and exploration rights which shall be governed by the laws of Alaska. The parties agree to submit to the jurisdiction of the courts of the State of Texas for all purposes, and sole and exclusive venue for any dispute or disagreement arising under or relating to this agreement shall be in a court sitting in Harris County, the State of Texas.

            d) Waiver. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof Additionally, a waiver by either party or a breach of any promise hereof by the other party shall not operate as or be construed to constitute a waiver of any subsequent waiver by such other party.

            e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            f) Assignability Neither party may assign or delegate any or all of its rights (other than the right to receive payments) or its duties or obligations hereunder without the consent of the other party, which consent will not be unreasonably withheld or delayed; provided, however, that either party may assign this agreement, without the need to obtain consent of the other party, to an affiliate of such party or to its successor-in-interest. An assignee will have all of the rights and obligations of the assigning party set forth in this Agreement. Notwithstanding the foregoing, Centurion has the right to assign this Agreement to Escopeta Oil of Alaska.

            g) Attorneys' and Experts' Fees; Remedies. In any action, suit or proceeding brought to enforce any provision of this Agreement, or where any provision of this Agreement is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' and experts' fees and expenses in addition to any other available remedy. Other than the right to recover fees in the preceding sentence, in any dispute between the parties arising out of this Agreement, neither party shall be liable to the other for any indirect, special, consequential or incidental damages (including, without limitation, lost profits).

            h) No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereof and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity other than the participants of this agreement or to an assignee that has a valid and legally binding assignment of the benefits, rights and obligations as contained in this agreement

            i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            j) Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All words used in this Agreement will be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

            k) Entire Agreement. This Agreement (including all Exhibits and Appendices) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

            l) Currency. All references to currency within this Agreement, unless otherwise stated, shall mean United States Dollars.

            m) Business Day. For the purposes of this Agreement, a business day is defined as any calendar day during which the New York Stock Exchange is scheduled to be officially open for business for any period of time.

            n) Counterparts. This Agreement may be executed in one or more counterparts, by the parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

            o) This agreement is unassignable to a third party without the written consent of Centurion and Escopeta.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.



                                        CENTURION GOLD HOLDINGS INC.


Date:  March 31, 2006                   By: /s/ Andrew Dale Paul
                                            ------------------------------------
                                            Name:   Authorized Signatory
                                            Title:  Director


                                        ESCOPETA OIL CO., L.L.C.


Date:  March 31, 2006                   By: /s/ Danny Davis
                                            ------------------------------------
                                            Name:   Danny Davis
                                            Title:  President


                                        TAYLOR MINERALS, L.L.C.


Date:  March 31, 2006                   By: /s/ Robert Taylor
                                            ------------------------------------
                                            Name:   Mr. Robert Taylor
                                            Title:  President

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